SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                      FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                      Partners Trust Financial Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


        Federal                                           75-2993918
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(State of Incorporation or Organization)               (I.R.S. Employer
                                                       Identification No.)



233 Genesee Street, Utica, New York                      13501
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(Address of Principal Executive Offices)               (Zip Code)

If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          Pursuant to Section 12(g) of the
Exchange Act and is effective             Exchange Act and is effective pursuant
pursuant to General Instruction           to General Instruction A.(d), please
A.(c), please check the following         check the following  box. [x]
box. [ ]


   Securities Act registration statement file number to which this form relates: 333-75514

   Securities to be registered pursuant to Section 12(b) of the Act:

            None                                     N/A
     ------------------                  --------------------------
       (Title of Class)                 (Name of Each Exchange on Which
                                        Each Class is to be Registered)


    Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock par value $.10 per share
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

     For a description of the Registrant's securities, reference is made to "Description of Capital Stock," "Our Policy Regarding Dividends" and "Market for the Common Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-75514) which is hereby incorporated by reference. For a description of the provisions of the Registrant's Stock Holding Company Charter and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Restrictions on Acquisition of Partners Trust Financial Group" in the Registrant's Prospectus.

Item 2.  Exhibits.

        1. Registration Statement on Form S-1 (Registration Number 333-75514) dated December 19, 2001 and amended January 29, 2002 and February 13, 2002, is hereby incorporated by reference.

        2.     Stock Holding Company Charter (incorporated by reference to
               Exhibit 3.1 of the Registration Statement on Form S-1, dated December 19, 2001 and amended January 29, 2002 and February 13,
               2002).

        3. Bylaws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form S-1 dated December 19, 2001 and amended January 29, 2002 and February 13, 2002).

        4. Specimen Stock Certificate (incorporated by reference to Exhibit 4 of the Registration Statement on Form S-1 dated December 19, 2001 and amended January 29, 2002 and February 13, 2002).

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    Partners Trust Financial Group, Inc.



Date:    March 28, 2002             By:/s/ John A. Zawadzki
                                       ------------------------------------
                                           John A. Zawadzki
                                           President and Chief Executive Officer